77O.   Transactions effected pursuant to Rule 10f-3


-Affiliated Underwriting Syndicate Transactions (Rule 10f-3)

Pacific Investment Management Series


The securities were acquired pursuant to the following conditions: The securities are:

(i)	part of an issue registered under the Securities Act of 1933 as amended, (the 1933 Act) that is being offered to the public;
(ii)	municipal securities that have received an investment grade rating from at least one nationally recognized statistical rating organization;
(iii)	securities sold in a public offering of securities conducted under the laws of a country other than the United States subject to certain limitations; or
(iv)	securities sold in an offering of securities offered or sold in transactions exempt from registration under section 4(2) of the 1933 Act, or rule 144A or rules 501 to 508 under the 1933 Act to persons that the seller believes to include qualified institutional buyers.

2. The securities must be purchased prior to the end of the first day of the offering, at a price no higher than that paid by other purchasers.

3. The securities must be offered pursuant to a firm commitment underwriting agreement.

4.  The commission, spread or profit received must be reasonable and fair.

5. For securities sold in a public offering in the U.S. or another country, or sold in transactions exempt from U.S. registration, the issuer or its predecessor, must have been in continuous operation for not less than three years.

6. The amount of securities of any class of an issue to be purchased by an investment company, plus other investment companies having the same investment adviser may not exceed 25% of the offering.

7. The security may not be purchased from an officer, director, member of an advisory board, investment adviser or employee of the investment company or from a firm of which any of the foregoing is an affiliate.


Fund
Description
Trade Date
Broker
Other Syndicate Members
% of Issuance
Purchased Price


PIMCO Funds (1st Quarter 10f-3)

PIMCO Total Return Fund
Spanish Government Bond
01/12/2005
Barclays Bank PLC
Banco Bilbao Vizcaya Argentaria,
Banco Santander Central Hispano SA,
Barclays Bank PLC,
Calyon,
Deutsche Bank AG London,
Dresdner Bank AG London
1.06%
98.850

PIMCO Foreign Bond Fund (Unhedged)
Spanish Government Bond
01/12/2005
Barclays Bank PLC
Banco Bilbao Vizcaya Argentaria,
Banco Santander Central Hispano SA,
Barclays Bank PLC,
Calyon,
Deutsche Bank AG London,
Dresdner Bank AG London
0.02%
98.850

PIMCO StocksPLUS Total Return Fund
Spanish Government Bond
01/12/2005
Barclays Bank PLC
Banco Bilbao Vizcaya Argentaria,
Banco Santander Central Hispano SA,
Barclays Bank PLC,
Calyon,
Deutsche Bank AG London,
Dresdner Bank AG London
0.01%
98.850

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
Spanish Government Bond
01/12/2005
Barclays Bank PLC
Banco Bilbao Vizcaya Argentaria,
Banco Santander Central Hispano SA,
Barclays Bank PLC,
Calyon,
Deutsche Bank AG London,
Dresdner Bank AG London
0.04%
98.850

PIMCO Global Bond Fund (Unhedged)
Spanish Government Bond
01/12/2005
Barclays Bank PLC
Banco Bilbao Vizcaya Argentaria,
Banco Santander Central Hispano SA,
Barclays Bank PLC,
Calyon,
Deutsche Bank AG London,
Dresdner Bank AG London
0.02%
98.850

PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Spanish Government Bond
01/12/2005
Barclays Bank PLC
Banco Bilbao Vizcaya Argentaria,
Banco Santander Central Hispano SA,
Barclays Bank PLC,
Calyon,
Deutsche Bank AG London,
Dresdner Bank AG London
0.00%
98.850

PIMCO Total Return Fund III
Spanish Government Bond
01/12/2005
Barclays Bank PLC
Banco Bilbao Vizcaya Argentaria,
Banco Santander Central Hispano SA,
Barclays Bank PLC,
Calyon,
Deutsche Bank AG London,
Dresdner Bank AG London
0.02%
98.850

PIMCO Total Return Fund
France Government Bond (OAT)
02/23/2005
HSBC Bank PLC
Barclays Capital France SA,
BNP Paribas Securities Services SA,
Deutsche Bank AG,
HSBC CCF,
Credit Suisse First Boston (Europe IXIS CIB),
JP Morgan,
ABN Amro,
Calyon Corporate & Investment Bank,
Citigroup Global Markets Ltd,
Dresdner Kleinwort Wasserstein,
Goldman Sachs International,
Lehman Brothers,
Merrill Lynch International,
Morgan Stanley,
Natexis Banques Populaires,
Nomura International PLC,
Royal Bank of Scotland
0.92%
95.632

PIMCO Foreign Bond Fund (Unhedged)
France Government Bond (OAT)
02/23/2005
HSBC Bank PLC
Barclays Capital France SA,
BNP Paribas Securities Services SA,
Deutsche Bank AG,
HSBC CCF,
Credit Suisse First Boston (Europe IXIS CIB),
JP Morgan,
ABN Amro,
Calyon Corporate & Investment Bank,
Citigroup Global Markets Ltd,
Dresdner Kleinwort Wasserstein,
Goldman Sachs International,
Lehman Brothers,
Merrill Lynch International,
Morgan Stanley,
Natexis Banques Populaires,
Nomura International PLC,
Royal Bank of Scotland
0.01%
95.632

PIMCO StocksPLUS TR Short Strategy Fund
France Government Bond (OAT)
02/23/2005
HSBC Bank PLC
Barclays Capital France SA,
BNP Paribas Securities Services SA,
Deutsche Bank AG,
HSBC CCF,
Credit Suisse First Boston (Europe IXIS CIB),
JP Morgan,
ABN Amro,
Calyon Corporate & Investment Bank,
Citigroup Global Markets Ltd,
Dresdner Kleinwort Wasserstein,
Goldman Sachs International,
Lehman Brothers,
Merrill Lynch International,
Morgan Stanley,
Natexis Banques Populaires,
Nomura International PLC,
Royal Bank of Scotland
0.00%
95.632

PIMCO StocksPLUS Total Return Fund
France Government Bond (OAT)
02/23/2005
HSBC Bank PLC
Barclays Capital France SA,
BNP Paribas Securities Services SA,
Deutsche Bank AG,
HSBC CCF,
Credit Suisse First Boston (Europe IXIS CIB),
JP Morgan,
ABN Amro,
Calyon Corporate & Investment Bank,
Citigroup Global Markets Ltd,
Dresdner Kleinwort Wasserstein,
Goldman Sachs International,
Lehman Brothers,
Merrill Lynch International,
Morgan Stanley,
Natexis Banques Populaires,
Nomura International PLC,
Royal Bank of Scotland
0.01%
95.632

PIMCO Moderate Duration Fund
France Government Bond (OAT)
02/23/2005
HSBC Bank PLC
Barclays Capital France SA,
BNP Paribas Securities Services SA,
Deutsche Bank AG,
HSBC CCF,
Credit Suisse First Boston (Europe IXIS CIB),
JP Morgan,
ABN Amro,
Calyon Corporate & Investment Bank,
Citigroup Global Markets Ltd,
Dresdner Kleinwort Wasserstein,
Goldman Sachs International,
Lehman Brothers,
Merrill Lynch International,
Morgan Stanley,
Natexis Banques Populaires,
Nomura International PLC,
Royal Bank of Scotland
0.02%
95.632

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
France Government Bond (OAT)
02/23/2005
HSBC Bank PLC
Barclays Capital France SA,
BNP Paribas Securities Services SA,
Deutsche Bank AG,
HSBC CCF,
Credit Suisse First Boston (Europe IXIS CIB),
JP Morgan,
ABN Amro,
Calyon Corporate & Investment Bank,
Citigroup Global Markets Ltd,
Dresdner Kleinwort Wasserstein,
Goldman Sachs International,
Lehman Brothers,
Merrill Lynch International,
Morgan Stanley,
Natexis Banques Populaires,
Nomura International PLC,
Royal Bank of Scotland
0.03%
95.632

PIMCO Global Bond Fund (Unhedged)
France Government Bond (OAT)
02/23/2005
HSBC Bank PLC
Barclays Capital France SA,
BNP Paribas Securities Services SA,
Deutsche Bank AG,
HSBC CCF,
Credit Suisse First Boston (Europe IXIS CIB),
JP Morgan,
ABN Amro,
Calyon Corporate & Investment Bank,
Citigroup Global Markets Ltd,
Dresdner Kleinwort Wasserstein,
Goldman Sachs International,
Lehman Brothers,
Merrill Lynch International,
Morgan Stanley,
Natexis Banques Populaires,
Nomura International PLC,
Royal Bank of Scotland
0.02%
95.632

PIMCO Global Bond Fund (U.S. Dollar-Hedged)
France Government Bond (OAT)
02/23/2005
HSBC Bank PLC
Barclays Capital France SA,
BNP Paribas Securities Services SA,
Deutsche Bank AG,
HSBC CCF,
Credit Suisse First Boston (Europe IXIS CIB),
JP Morgan,
ABN Amro,
Calyon Corporate & Investment Bank,
Citigroup Global Markets Ltd,
Dresdner Kleinwort Wasserstein,
Goldman Sachs International,
Lehman Brothers,
Merrill Lynch International,
Morgan Stanley,
Natexis Banques Populaires,
Nomura International PLC,
Royal Bank of Scotland
0.00%
95.632

PIMCO Total Return Fund III
France Government Bond (OAT)
02/23/2005
HSBC Bank PLC
Barclays Capital France SA,
BNP Paribas Securities Services SA,
Deutsche Bank AG,
HSBC CCF,
Credit Suisse First Boston (Europe IXIS CIB),
JP Morgan,
ABN Amro,
Calyon Corporate & Investment Bank,
Citigroup Global Markets Ltd,
Dresdner Kleinwort Wasserstein,
Goldman Sachs International,
Lehman Brothers,
Merrill Lynch International,
Morgan Stanley,
Natexis Banques Populaires,
Nomura International PLC,
Royal Bank of Scotland
0.02%
95.632

PAPS Private Account Portfolios Securities (1st Quarter 10f-3)

PAPS International Portfolio
Spanish Government Bond
01/12/2005
Barclays Bank PLC
Banco Bilbao Vizcaya Argentaria,
Banco Santander Central Hispano SA,
Barclays Bank PLC,
Calyon,
Deutsche Bank AG London,
Dresdner Bank AG London
0.05%
98.850

PAPS International Portfolio
France Government Bond (OAT)
02/23/2005
HSBC Bank PLC
Barclays Capital France SA,
BNP Paribas Securities Services SA,
Deutsche Bank AG,
HSBC CCF,
Credit Suisse First Boston (Europe IXIS CIB),
JP Morgan,
ABN Amro,
Calyon Corporate & Investment Bank,
Citigroup Global Markets Ltd,
Dresdner Kleinwort Wasserstein,
Goldman Sachs International,
Lehman Brothers,
Merrill Lynch International,
Morgan Stanley,
Natexis Banques Populaires,
Nomura International PLC,
Royal Bank of Scotland
0.71%
95.632